UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2019

Basanite, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53574	20-4959207
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S Employer Identification Number)

2041 NW 15thAvenue, Pompano Beach, Florida 33069

(Address of Principal Executive Offices) (Zip Code)

855-232-3282

(Registrant’s Telephone Number, including Area Code)

2688 NW 29th Terrace, Oakland Park, Florida 33311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 12, 2019, Basanite, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”).  This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) is being filed to correct an error to the Original 8-K regarding the Common Stock Warrant to purchase up to 5,000,000 shares of the Company’s common stock issued to Richard Krolewski on March 4, 2019 (the “Warrant”).  Specifically, the Warrant filed as Exhibit 4.1 to the Original 8-K incorrectly indicated the Warrant was issued to David Anderson rather than Richard Krolewski.

This Amendment is being filed solely for the purpose of filing as Exhibit 4.1 attached hereto a revised version of the Warrant issued to Mr. Krolewski. The revised Warrant attached hereto as Exhibit 4.1 supersedes and replaces Exhibit 4.1 filed with the Original Form 8-K. This Amendment does not change any previously reported information or any disclosures contained in the Original Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Common Stock Warrant dated March 4, 2019 issued by Basanite, Inc. to Richard Krolewski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2019

BASANITE, INC.

By:	/s/ David Anderson
David Anderson
Chief Executive Officer